Financial instruments	6 Months Ended
Jun. 30, 2023
Financial instruments
Financial instruments

Note 4:   Financial Instruments

As detailed in the Group’s most recent annual financial statements, the principal financial instruments consist of derivative financial instruments, other investments, trade and other receivables, cash and cash equivalents, trade and other payables, lease liabilities and interest-bearing loans and borrowings.

The Group has certain equity investments that are categorised as Level 3 in the fair value hierarchy that are held at $247m at 30 June 2023 (31 December 2022: $186m) and for which fair value gains of $1m have been recognised in the six months ended 30 June 2023 (H1 2022: $48m). In the absence of specific market data, these unlisted investments are held at fair value based on the cost of investment and adjusting as necessary for impairments and revaluations on new funding rounds, which are seen to approximate the fair value. All other fair value gains and/or losses that are presented in Net losses on equity investments measured at fair value through other comprehensive income in the Condensed consolidated statement of comprehensive income for the six months ended 30 June 2023 are Level 1 fair value measurements, valued based on quoted prices in active markets.

Financial instruments measured at fair value include $1,083m of other investments, $4,400m held in money-market funds, $289m of loans designated at fair value through profit or loss and $56m of derivatives as at 30 June 2023. With the exception of derivatives being Level 2 fair valued, certain equity investments as described above and an equity warrant of $16m categorised as Level 3, the aforementioned balances are Level 1 fair valued. Financial instruments measured at amortised cost include $136m of cash collateral pledged to counterparties. The total fair value of interest-bearing loans and borrowings at 30 June 2023, which have a carrying value of $29,838m in the Condensed consolidated statement of financial position, was $28,591m.

As announced in April 2023, the contractual relationship between AstraZeneca and Swedish Orphan Biovitrum AB (Sobi) relating to future sales of Beyfortus (nirsevimab) in the US has been replaced by a royalty relationship between Sanofi and Sobi. As a result, a non-current other payable representing AstraZeneca’s future obligations to Sobi was eliminated from AstraZeneca’s Statement of Financial Position in the quarter, and AstraZeneca recorded a gain of $712m in Core Other operating income.

Table 26: Financial instruments – contingent consideration

	2023			2022
	Diabetes
	alliance	Other	Total	Total
	$m	$m	$m	$m
At 1 January	2,124	98	2,222	2,865
Additions through business combinations	-	60	60	-
Settlements	(395)	(3)	(398)	(367)
Disposals	-	-	-	(121)
Revaluations	229	(27)	202	293
Discount unwind	62	4	66	85
At 30 June	2,020	132	2,152	2,755

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

The contingent consideration balance relating to BMS’s share of the global diabetes alliance of $2,020m (31 December 2022: $2,124m) would increase/decrease by $202m with an increase/decrease in sales of 10%, as compared with the current estimates.